Purchases Contract

NO. OT0606001
Party A: Harbin Gaomei Printing House
Party B: Harbin OT Pharmaceutical Co., Ltd.

The Date of Contract: June 25, 2006

1. Main content
Description	Specification	Numbers	Unit	Price per unit	Total Price	Supply Date
Instruction and small packing box for Econazole Nitrate Suppository	135*100*20/ 143*115/130*185	20,000	Per set	RMB 0.27	RMB5,400	06/29/2006
Instruction and small packing box for Sanqi Wenyang Suppository	135*100*20/ 143*115/130*185	20,000	Per set	RMB 0.27	RMB 5,400	06/29/2006
Instruction and small packing box for Metronidazole, Clotrimazole and Chlorhexi	145*80*20/90*130	30,000	Per set	RMB 0.17	RMB 5,100	06/29/2006
Instruction and small packing box for Fu Ning Suppository 3 unit	135*100*20/ 143*115/130*185	50,000	Per set	RMB 0.27	RMB 13,500	06/29/2006
Health Examination Card	260*185	10,000	Per paper	RMB 0.09	RMB 900	06/29/2006
10 kinds of OT Pharmaceutical Advertisement	285*210	60,000	Per paper	RMB 0.1	RMB 6,000	06/29/2006
Instruction and small packing box for Fu Ning Suppository 7 unit	145*80*20/90*130	60,000	Per set	RMB 0.17	RMB 10,200	06/29/2006

1.	Quality requirement: Party A shall provide the sample of the printing materials. The quality of printing shall meet the criterion of the sample.

2.	All products shall be shipped to the place appointed by Party B

3.
Liability for breach of the Contract: when the Contract is signed, neither party shall exchange or relieve the agreements unwarrantedly. If the Contract should be exchanged for any reason, another contract shall be established upon both parties agreement. Should break the Contract, the party shall take the liability for breach of the contract.

4.
Method for solving the dispute: when a dispute takes places and if the mediation fails, both parties may apply to the Harbin Dispute Arbitration Committee for arbitration or bring the case to the local people’s court where the Harbin OT Pharmaceutical Co., Ltd. is located.

5.	Other matters which both parties agree to stipulate: N/A

6.	The items above have been discreetly read and accepted by both parties and shall take effect from the date of signature.

Purchaser	Seller
Name of the Company: Harbin OT Pharmaceutical Co., Ltd.	Name of the Company: Harbin Gaomen Printing House
Address of the Company: No.7 Bohaisanlu, Pingfang Industrial District, Economic & Technological Development Area, Harbin	Address of the Company: No. 1 Dalian Road, Jizhong District, Haping Ave. Harbin Development Area
Legal Representatives: Qiu Xueliang	Legal Representatives: Wang Beishu
Agent	Agent
Deposit Bank	Deposit Bank
Account	Account
Fax File No.0451 8681388	Tax File No.0451 86812177
Telephone No.0451 8681288	Telephone No.0451 86812609
Fax	Fax